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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     GENERAL CABLE CORPORATION

     We consent to the incorporation by reference in Registration Statements
No. 333-28965, 333-31865, 333-31867, 333-31869, 333-31871, 333-59125 and
333-89629 of General Cable Corporation on Forms S-8 of our report dated February 9, 2000 appearing in this Annual Report on Form 10-K of General Cable Corporation for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP
Cincinnati, Ohio
March 30, 2000